                                                                    EXHIBIT 10.2

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is effective as of November 3, 2004, by and among TAL INTERNATIONAL CONTAINER
CORPORATION (f/k/a Transamerica Leasing Inc.) ("TAL"), TRANS OCEAN LTD. ("TOL"),
TRANS OCEAN CONTAINER CORPORATION ("TOCC", each of TAL, TOL and TOCC, a
"Borrower" and collectively, the "Borrowers"), and FORTIS BANK (NEDERLAND) N.V.
(the "Administrative Agent" and the "Lender"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement (as defined below).

                                 R E C I T A L S
                                 ---------------

         WHEREAS, the Borrowers, the Administrative Agent and the Lender have heretofore entered into that certain Credit Agreement, dated as of November 3,
2004 (the "Credit Agreement") pursuant to which the Lender has heretofore made certain Loans, and has agreed to make future Loans, to the Borrowers;

         WHEREAS, the Borrowers, the Administrative Agent and the Lender desire to make certain amendments to the Credit Agreement as more fully set forth herein;

         WHEREAS, pursuant to Section 16.12 of the Credit Agreement, the Credit
Agreement may only be amended or modified pursuant to a written agreement executed by the Borrowers and each of the Lenders; and

         WHEREAS, the undersigned constitute each of the Borrowers and each of the Lenders;

         NOW, THEREFORE, in consideration of the mutual terms and conditions contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   AMENDMENTS
                                   ----------

         SECTION 1.1   Amendment to Definition of Permitted Disbursements.
Effective as of November 3, 2004, clause (vii) of the definition of "Permitted
Disbursements" set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase "or any regularly scheduled payments (excluding termination payments) on any Hedging Agreement, in each case," immediately following the phrase "UBS Lease Termination Payments" in the first line thereof.

         SECTION 1.2   Amendment to Section 2.6. Effective as of November 3,
2004, Section 2.6 of the Credit Agreement is hereby amended by inserting the phrase "or the

Concentration Account, as applicable," immediately following the phrase "Trust
Account" in fourth line thereof.

         SECTION 1.3     Amendment to Section 3.1(a). Effective as of
November 3, 2004, Section 3.1(a) of the Credit Agreement is hereby amended by deleting the phrase "thirty (30) days" in the first line thereof and inserting the phrase "sixty (60) days" in replacement thereof.

         SECTION 1.4     Amendment to Section 3.1(c). Effective as of
November 3, 2004, the introductory paragraph of Section 3.1(c) of the Credit
Agreement is hereby amended and restated to read in its entirety as follows:

                 " (c) On each Payment Date, based on the Manager Report, an amount equal to (A) with respect to any Payment Date prior to July 1,
         2005, the sum of (x) the sum of (1) all amounts transferred to the
         Trust Account from the Concentration Account on the immediately preceding Business Day in accordance with the provisions of Section
         3.2 hereof, and (2) any earnings on investments in the Trust Account that were credited to the Trust Account during the related Collection
         Period, and (y) all amounts released from the Concentration Account on such Payment Date in accordance with the provisions of Section 3.2 hereof, or (B) with respect to any Payment Date on or after July 1,
         2005, the sum of (1) all amounts transferred to the Trust Account from the Concentration Account on the immediately preceding Business Day in accordance with the provisions of Section 3.2 hereof, and (2) any earnings on investments in the Trust Account that were credited to the
         Trust Account during the related Collection Period (the applicable amount referenced in clause (A) or (B) above, the "Distributable Cash
         Flow"), shall be distributed to the following Persons in the following order of priority, with no payment being made toward any item unless and until all prior items have been fully satisfied:"

         SECTION 1.5   Amendment to Section 3.1(c)(iii). Effective as of
November 3, 2004, Section 3.1(c)(iii) of the Credit Agreement is hereby amended by deleting the word "To" in the first line thereof and inserting the phrase
"With respect to any Payment Date on or after July 1, 2005, to" in replacement thereof.

         SECTION 1.6   Amendment to Section 3.1(c)(vi). Effective as of November
3, 2004, Section 3.1(c)(vi) of the Credit Agreement is hereby amended by deleting the word "All" in the first line thereof and inserting the phrase "With respect to any Payment Date on or after July 1, 2005, all" in replacement thereof.

         SECTION 1.7   Amendment to Section 3.2(c). Effective as of November 3,
2004, Section 3.2(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         " (c)   With respect to any Payment Date occurring prior to July 1,
         2005, (i) TLI shall have the right, but not the obligation, to, on the
         Business Day preceding each such Payment Date, transfer any amount of funds then contained in the Concentration Account to the Trust Account for the purpose of making any

         of the payments required to be made on such Payment Date pursuant to
         Section 3.1(c) and (ii) on such Payment Date, TLI shall cause to be released from the Concentration Account funds in an amount equal to the excess of (A) all funds received in, and investment earnings credited to, the Concentration Account during the immediately preceding Collection Period, over (B) the sum of (x) all Permitted
         Disbursements made from the Concentration Account during such
         Collection Period, (y) Five Million Dollars ($5,000,000) and (z) the
         amount of any funds transferred from the Concentration Account to the
         Trust Account in respect of such Payment Date pursuant to clause (i)
         above (provided, however, that, the amount to be released on any
         Payment Date from the Concentration Account pursuant to this clause
         (ii) shall be reduced on such Payment Date by an amount, if any, necessary such that the amount to be distributed to the Borrowers under Section 3.1(c)(vii) in respect of such Payment Date shall equal zero), and all such transferred and/or released funds shall thereupon be distributed on such Payment Date in accordance with Section 3.1(c).
         With respect to any Payment Date occurring on or after July 1, 2005, on the Business Day preceding each such Payment Date, TLI shall transfer from the Concentration Account to the Trust Account funds in an amount equal to the excess of (I) all funds received in, and investment earnings credited to, the Concentration Account during the immediately preceding Collection Period, over (II) the sum of (x) all
         Permitted Disbursements made from the Concentration Account during such Collection Period, and (y) Five Million Dollars ($5,000,000)."

         SECTION 1.8   Amendment to Section 3.6(a). Effective as of November 3,
2004, Section 3.6(a) of the Credit Agreement is hereby amended by deleting the phrase "Within thirty (30) days after the Closing Date" in the first line thereof and inserting the phrase "On or prior to July 1, 2005" in replacement thereof.

         SECTION 1.9   Amendment to Section 3.6(b). Effective as of November 3,
2004, Section 3.6(b) of the Credit Agreement is hereby amended by inserting the phrase "occurring on or after July 1, 2005" immediately following the phrase
"Payment Date" in the first line thereof.

         SECTION 1.10  Insertion of a new Section 3.6(c). Effective as of
November 3, 2004, Section 3.6 of the Credit Agreement is hereby amended by inserting a new clause (c) thereto to read in its entirety as follows:

         " (c)   Notwithstanding anything to the contrary set forth herein, on any due date of each interest payment on the Seller Loan and/or High
         Yield Bonds, as the case may be, occurring prior to July 1, 2005, TLI will release funds from the Concentration Account or the Trust Account in an amount equal to the interest payment then due and payable on the
         Seller Loan and/or High Yield Bonds, as the case may be, and dividend such funds to Container Holdings. Any dividend made to Container
         Holdings pursuant to the terms of this clause (c) shall be deemed to be a "Tier One Permitted Dividend" for all purposes of this
         Agreement."

         SECTION 1.11  Amendment to Section 4.2.1. Effective as of November 3,
2004, Section 4.2.1 of the Credit Agreement is hereby amended by inserting the phrase "or the

Concentration Account, as applicable," immediately following the phrase "Trust
Account" in second line thereof.

         SECTION 1.12  Amendment to Section 4.2.2. Effective as of November 3,
2004, Section 4.2.2 of the Credit Agreement is hereby amended by inserting the phrase "or the Concentration Account, as applicable," immediately following the phrase "Trust Account" in second line thereof.

         SECTION 1.13  Amendment to Section 8.1(a). Effective as of November 3,
2004, Section 8.1(a) of the Credit Agreement is hereby amended by deleting the period at the end of the final line thereof and inserting the phrase ";
provided, however, that, notwithstanding the foregoing provisions of this
Section 8.1(a), with respect to the fiscal quarter ending March 31, 2005, the
Borrowers shall not be obligated to furnish the aforementioned financial statements and related information to the Administrative Agent until June 30,
2005."

         SECTION 1.14  Amendment to Section 8.1(b). Effective as of November 3,
2004, Section 8.1(b) of the Credit Agreement is hereby amended by deleting the period at the end of the final line thereof and inserting the phrase ";
provided, however, that, notwithstanding the foregoing provisions of this
Section 8.1(b), with respect to the fiscal year ending December 31, 2004, the
Borrowers shall not be obligated to furnish the aforementioned financial statements and related information to the Administrative Agent until June 30,
2005."

         SECTION 1.15  Amendment to Section 8.1(j). Effective as of November 3,
2004, Section 8.1(j) of the Credit Agreement is hereby amended by deleting the phrase "June 30" in the third line and inserting the phrase "September 30" in replacement thereof.

                                   ARTICLE II
                       REPRESENTATIONS AND INTERPRETATION

         SECTION 2.1.  Representations and Warranties. Each of TAL, TOL and TOCC
hereby represents and warrants to each of the other parties hereto that (i) it has the power and is duly authorized to execute and deliver this Amendment, (ii)
this Amendment has been duly authorized, executed and delivered by such party,
(iii) it is and will continue to be duly authorized to perform its obligations under this Amendment, (iv) the execution, delivery and performance by it of this
Amendment does not and will not require any consent or approval, which has not already been obtained, from any governmental authority, member or any other
Person, (v) the execution, delivery and performance by it of this Amendment shall not result in the breach of, or constitute a default under, any material agreement or instrument to which it is a party, (vi) all conditions precedent under the Credit Agreement to the foregoing amendments and the execution of this
Amendment have been complied with and (vii) the next scheduled payment of interest in respect of the Seller Loan is after July 1, 2005.

         SECTION 2.2.  Ratification of the Credit Agreement. This Amendment
shall be deemed to be an amendment to the Credit Agreement, and the Credit
Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

         SECTION 2.3.  Limited Amendment of the Credit Agreement. Except as
specifically amended or modified herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. On and after the execution and delivery hereof, (i) this Amendment shall be part of the
Credit Agreement, and (ii) each reference in the Credit Agreement to "this
Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or modified hereby.

                                   ARTICLE III
                                  MISCELLANEOUS

         SECTION 3.1.  Counterparts.  This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 3.2.  Captions. Section captions used in this Amendment are inserted for convenience of reference only and shall not affect the construction of this Amendment or any provisions hereof.

         SECTION 3.3.  GOVERNING LAW. THIS AMENDMENT, THE RIGHTS AND OBLIGATIONS
OF THE PARTIES UNDER THIS AMENDMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR
INDIRECTLY BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE TRANSACTIONS
CONTEMPLATED BY THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER
THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL
IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED, AND DETERMINED IN
ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO
CHOICE OF LAW OR CONFLICTS OTHER THAN GENERAL OBLIGATIONS LAW SECTIONS 5-1401
AND 5-1402).

         SECTION 3.4.  Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                               [Signatures Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                      BORROWERS:

                                      TAL INTERNATIONAL CONTAINER CORPORATION

                                      By:   /s/ Brian Sondey
                                          -------------------------------------
                                          Name:  Brian Sondey
                                          Title: President

                                      TRANS OCEAN LTD.

                                      By:   /s/ Brian Sondey
                                          -------------------------------------
                                          Name:  Brian Sondey
                                          Title: President

                                      TRANS OCEAN CONTAINER CORPORATION

                                      By:   /s/ Brian Sondey
                                          -------------------------------------
                                          Name:  Brian Sondey
                                          Title: President

                                      LENDERS:

                                      FORTIS BANK (NEDERLAND) N.V.

                                      By: _________________________________
                                          Name:
                                          Title:

                                      By: _________________________________
                                          Name:
                                          Title:

                                      ADMINISTRATIVE AGENT:

                                      FORTIS BANK (NEDERLAND) N.V.

                                      By: _________________________________
                                          Name:
                                          Title:

                                      By: _________________________________
                                          Name:
                                          Title: